                                                                    EXHIBIT 23.1

CONSENT OF PRICEWATERHOUSECOOPERS LLP.




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-60388 and No. 333-51720) and S-8 (No. 333-92171
and No. 333-46654) of High Speed Access Corp. of our report dated March 10, 2003 relating to the consolidated financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Louisville, Kentucky
March 18, 2003